SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported) February 1, 2001
                                                  ------------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                            91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                          89119
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On February 1, 2001, the Board of Directors of VendingData Corporation (the "Company") amended and restated the Company's Bylaws. The amendment to the Bylaws reflects the termination of the system by which directors are categorized into three groups for purposes of determining the date on which each director's term expires. As each term expires, the terms will no longer be staggered terms, and all new terms will be for a period of one (1) year. This amendment to the Company's Bylaws will lead to the simultaneous expiration of all terms of office in calendar year 2003.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

(c)      Exhibits.

                  10.1 Amended and Restated Bylaws of VendingData Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VENDINGDATA CORPORATION
                                               (Registrant)



Date:  February 7, 2001                   By: /s/ Steven J. Blad
                                             -----------------------------------
                                             Steven J. Blad, President and Chief
                                             Executive Officer